UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  February 29

Date of reporting period:  February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 29, 2020
Columbia Global Equity Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Equity Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Equity Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2016
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2016
Peter Schroeder, CFA
Co-Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/20/95	0.36	3.68	7.89
	Including sales charges		-5.39	2.46	7.25
Advisor Class		12/11/06	0.61	3.94	8.09
Class C	Excluding sales charges	06/26/00	-0.39	2.90	7.08
	Including sales charges		-1.30	2.90	7.08
Institutional Class*		09/27/10	0.61	3.93	8.15
Institutional 2 Class		12/11/06	0.68	4.03	8.28
Institutional 3 Class*		02/28/13	0.75	4.10	8.20
Class R		12/11/06	0.11	3.41	7.61
MSCI World Value Index (Net)			-2.83	3.11	6.71
MSCI World Index (Net)			4.63	5.88	8.75
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the oldest share class of the Fund, Class B, are no longer available, Class A shares of the Fund were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to September 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI World Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 819 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Value Index (Net) and the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Equity Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2010 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	9.3
Consumer Discretionary	7.4
Consumer Staples	9.2
Energy	7.7
Financials	21.8
Health Care	10.8
Industrials	9.0
Information Technology	10.6
Materials	3.2
Real Estate	3.6
Utilities	7.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Canada	2.4
China	0.7
Finland	1.2
France	3.9
Ireland	2.1
Israel	0.4
Japan	8.3
Netherlands	4.2
Norway	0.5
Puerto Rico	0.5
Russian Federation	0.7
South Korea	1.5
Spain	3.4
United Kingdom	6.9
United States(a)	63.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 29, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Equity Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned 0.36% excluding sales charges, outperforming the Fund’s benchmark, the MSCI World Value Index (Net), which returned -2.83%. The MSCI World Index (Net) returned 4.63% for the same time period. The Fund’s security selection was the principal driver of performance, while sector allocation contributed modestly and country allocation represented a slight detractor.
Surprising financial market resilience, then a global shock
Until the last two weeks of the 12-month period that ended February 29, 2020, markets performed surprisingly strongly. Global stocks were resilient despite a number of shocks that threatened to disrupt the global economy, in particular the ongoing trade war between the United States and China, the world’s two largest economies. Reflecting trade tensions, global manufacturing indices (PMIs) steadily declined over most of the period. Other challenging events included the Brexit (the U.K.’s departure from the European Union) standoff, severe political tensions in Hong Kong, and the attack on Saudi Arabia’s largest oil refinery. However, toward the end of the period, economic and political reverberations from the coronavirus outbreak spurred a wave of selling within equity markets.
Over the 12-month period, a gradual deceleration in economic growth caused global central banks’ monetary policies to remain extremely accommodative, supporting for a time the returns of fixed income assets as well as equities. Short-term interest rates declined worldwide, while in the United States volatility within the money markets induced the U.S. Federal Reserve to expand its balance sheet in order to preserve liquidity.
The coronavirus outbreak in early 2020 was a seminal and extremely disruptive event for financial markets and investors. A localized outbreak in the Hubei province in China metastasized into a global pandemic that has caused a significant percentage of the world’s population to shelter in place, creating both a supply shock as global supply chains are interrupted, as well as a demand shock as individuals have avoided travel and major events, and have curtailed many forms of economic engagement.
Industry allocation and security selection
During the period, the Fund’s sector weighting decisions contributed modestly to relative return, in particular from an overweight to the information technology sector and an underweight to the materials sector. The Fund’s country weightings detracted somewhat, driven by an overweight to the Netherlands. However, as is typical for the Fund, relative performance was largely driven by stock selection. In terms of individual holdings, the Fund’s position in BW LPG, a Singapore-based shipping company, performed strongly as previously depressed freight rates improved. Elsewhere, holdings in Yamana Gold, Inc. boosted performance as the Canadian metals producer benefited from a rally in gold prices. Lastly, the Fund’s position in Microsoft Corp. was beneficial, driven largely by strength in the company’s cloud computing division. Conversely, holdings in the Spanish construction conglomerate ACS Actividades de Construccion y Servicios SA detracted from performance in light of weakness in Spain’s overall construction activity and the write-down of a major Middle East project. In addition, the Fund’s position in U.S. communications equipment provider Cisco Systems, Inc. weighed on returns, due in part to pressures brought on by the U.S./China trade war. Finally, holdings in U.K. telecom carrier BT Group PLC detracted based on weakness in the company’s core markets and concerns over its pension liabilities.
At period’s end
News regarding the coronavirus has dominated global capital markets given the impact that the pandemic is having on both aggregate supply and demand due to the isolationist policies that are required to stem the spread of the virus. Markets dislike uncertainty, and the unique characteristics of the virus have brought significant ambiguity regarding the severity and duration of the outbreak, and its impact on the global economy and markets. Until there is a consensus expectation regarding the ultimate impact from COVID-19, markets are likely to remain extremely volatile. However, monetary conditions were very stimulative globally prior to the outbreak, and there has been tremendous momentum to support individual economies and capital markets on a country-by-country basis with an extraordinary quantity of stimulus. Once the focus turns to life after the coronavirus, we would expect a significant pickup in economic activity, as postponed demand is compressed into a catch-up period on a more durable basis, and as the monetary and fiscal stimulus currently accumulating in the system drives economic activity.
Columbia Global Equity Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At the close of the reporting period, the Fund remained somewhat defensively positioned, though the primary influence on its relative return is individual stock selection. We look for an eventual market rotation into more cyclical stocks in anticipation of a resumption in economic growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Equity Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.30	1,019.29	5.58	5.62	1.12
Advisor Class	1,000.00	1,000.00	1,006.50	1,020.54	4.34	4.37	0.87
Class C	1,000.00	1,000.00	1,001.50	1,015.56	9.31	9.37	1.87
Institutional Class	1,000.00	1,000.00	1,006.50	1,020.54	4.34	4.37	0.87
Institutional 2 Class	1,000.00	1,000.00	1,006.80	1,020.84	4.04	4.07	0.81
Institutional 3 Class	1,000.00	1,000.00	1,007.30	1,021.08	3.79	3.82	0.76
Class R	1,000.00	1,000.00	1,004.00	1,018.05	6.83	6.87	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Equity Value Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Canada 2.4%
Alimentation Couche-Tard, Inc., Class B	230,901	7,011,752
Yamana Gold, Inc.	2,288,295	8,741,287
Total		15,753,039
China 0.7%
Tencent Holdings Ltd.	94,700	4,801,736
Finland 1.2%
UPM-Kymmene OYJ	253,641	7,805,095
France 3.9%
Aperam SA	139,684	4,167,382
AXA SA	574,758	13,359,871
BNP Paribas SA	175,061	8,497,516
Total		26,024,769
Ireland 2.1%
Medtronic PLC	138,647	13,957,594
Israel 0.4%
Bezeq Israeli Telecommunication Corp., Ltd.(a)	3,675,822	2,680,737
Japan 8.3%
ITOCHU Corp.	533,500	12,089,855
Nippon Telegraph & Telephone Corp.	480,900	11,219,287
ORIX Corp.	789,301	12,793,065
Starts Corp., Inc.	169,400	3,490,713
Subaru Corp.	221,400	5,358,629
Takeda Pharmaceutical Co., Ltd.	312,028	10,775,444
Total		55,726,993
Netherlands 4.2%
ING Groep NV	657,306	6,294,258
Koninklijke Ahold Delhaize NV	278,173	6,498,755
NXP Semiconductors NV	68,947	7,838,585
Signify NV	240,992	7,180,713
Total		27,812,311
Norway 0.5%
BW LPG Ltd.	554,926	3,464,069
Puerto Rico 0.5%
Popular, Inc.	66,411	3,186,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 0.7%
Sberbank of Russia PJSC, ADR	337,280	4,812,534
South Korea 1.5%
Hyundai Home Shopping Network Corp.	63,300	3,856,240
Youngone Corp.	248,671	6,526,906
Total		10,383,146
Spain 3.4%
ACS Actividades de Construccion y Servicios SA	274,292	8,178,965
Endesa SA	386,544	9,946,552
Tecnicas Reunidas SA(a)	193,299	4,370,687
Total		22,496,204
United Kingdom 6.9%
BP PLC, ADR	291,603	9,124,258
BT Group PLC	2,747,874	5,041,024
Inchcape PLC	719,100	5,375,224
John Wood Group PLC	997,085	4,781,270
Just Group PLC(a)	4,900,326	4,561,424
Legal & General Group PLC	2,300,673	7,794,392
Royal Dutch Shell PLC, Class A	436,469	9,421,831
Total		46,099,423
United States 60.6%
Abbott Laboratories	152,663	11,759,631
Alexion Pharmaceuticals, Inc.(a)	12,774	1,201,139
Allstate Corp. (The)	107,197	11,282,484
Alphabet, Inc., Class C(a)	4,938	6,613,611
Ameren Corp.	148,980	11,769,420
American Electric Power Co., Inc.	177,045	15,803,037
American Tower Corp.	34,847	7,903,300
Bank of America Corp.	613,828	17,494,098
Baxter International, Inc.	107,084	8,938,301
BioMarin Pharmaceutical, Inc.(a)	23,126	2,089,897
Broadcom, Inc.	34,517	9,410,024
Chevron Corp.	133,493	12,460,237
Cigna Corp.	56,401	10,317,999
Cisco Systems, Inc.	336,359	13,430,815
Citigroup, Inc.	200,981	12,754,254
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Equity Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Discovery, Inc., Class A(a)	252,904	6,499,633
DISH Network Corp., Class A(a)	142,318	4,770,499
Eli Lilly & Co.	46,768	5,898,848
EOG Resources, Inc.	100,213	6,339,474
Fidelity National Information Services, Inc.	74,770	10,446,864
General Motors Co.	272,232	8,303,076
Home Depot, Inc. (The)	34,928	7,608,715
International Business Machines Corp.	58,275	7,584,491
JPMorgan Chase & Co.	190,343	22,100,726
KeyCorp	557,537	9,115,730
Kimberly-Clark Corp.	40,877	5,362,654
L3 Harris Technologies, Inc.	39,311	7,772,964
Lincoln National Corp.	164,730	7,477,095
Masco Corp.	144,705	5,979,211
MasterCard, Inc., Class A	27,411	7,956,043
Medical Properties Trust, Inc.	290,335	6,134,779
Microsoft Corp.	45,171	7,318,154
Mondelez International, Inc., Class A	206,078	10,880,918
Norfolk Southern Corp.	50,905	9,282,527
PepsiCo, Inc.	121,631	16,058,941
Philip Morris International, Inc.	168,120	13,763,984
Common Stocks (continued)
Issuer	Shares	Value ($)
ProLogis, Inc.	109,091	9,194,189
Quotient Ltd.(a)	408,074	2,481,090
Stanley Black & Decker, Inc.	54,958	7,897,465
Symantec Corp.	264,178	5,027,307
Target Corp.	77,523	7,984,869
T-Mobile U.S.A., Inc.(a)	95,518	8,611,903
Vertex Pharmaceuticals, Inc.(a)	13,221	2,961,901
Walt Disney Co. (The)	86,874	10,220,726
Xcel Energy, Inc.	171,928	10,714,553
Total		404,977,576
Total Common Stocks (Cost $606,004,468)		649,981,626

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	17,912,887	17,912,887
Total Money Market Funds (Cost $17,912,695)		17,912,887
Total Investments in Securities (Cost $623,917,163)		667,894,513
Other Assets & Liabilities, Net		(207,851)
Net Assets		$667,686,662

Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,223,664,000 JPY	11,251,956 USD	Morgan Stanley	03/26/2020	—	(107,896)
12,376,299,000 KRW	10,499,761 USD	Morgan Stanley	03/26/2020	221,492	—
11,272,262 USD	16,679,000 AUD	Morgan Stanley	03/26/2020	—	(400,589)
Total				221,492	(508,485)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	7,405,911	105,602,217	(95,095,241)	17,912,887	330	192	158,322	17,912,887
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
JPY	Japanese Yen
KRW	South Korean Won
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Equity Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	15,753,039	—	—	15,753,039
China	—	4,801,736	—	4,801,736
Finland	—	7,805,095	—	7,805,095
France	—	26,024,769	—	26,024,769
Ireland	13,957,594	—	—	13,957,594
Israel	—	2,680,737	—	2,680,737
Japan	—	55,726,993	—	55,726,993
Netherlands	7,838,585	19,973,726	—	27,812,311
Norway	—	3,464,069	—	3,464,069
Puerto Rico	3,186,400	—	—	3,186,400
Russian Federation	—	4,812,534	—	4,812,534
South Korea	—	10,383,146	—	10,383,146
Spain	—	22,496,204	—	22,496,204
United Kingdom	9,124,258	36,975,165	—	46,099,423
United States	404,977,576	—	—	404,977,576
Total Common Stocks	454,837,452	195,144,174	—	649,981,626
Money Market Funds	17,912,887	—	—	17,912,887
Total Investments in Securities	472,750,339	195,144,174	—	667,894,513
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	221,492	—	221,492
Liability
Forward Foreign Currency Exchange Contracts	—	(508,485)	—	(508,485)
Total	472,750,339	194,857,181	—	667,607,520
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2020	11

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $606,004,468)	$649,981,626
Affiliated issuers (cost $17,912,695)	17,912,887
Cash	96
Unrealized appreciation on forward foreign currency exchange contracts	221,492
Receivable for:
Capital shares sold	232,030
Dividends	1,200,861
Foreign tax reclaims	189,827
Prepaid expenses	2,110
Total assets	669,740,929
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	508,485
Payable for:
Investments purchased	656,169
Capital shares purchased	529,076
Management services fees	13,064
Distribution and/or service fees	4,063
Transfer agent fees	56,441
Compensation of board members	206,594
Compensation of chief compliance officer	7
Other expenses	80,368
Total liabilities	2,054,267
Net assets applicable to outstanding capital stock	$667,686,662
Represented by
Paid in capital	599,261,071
Total distributable earnings (loss)	68,425,591
Total - representing net assets applicable to outstanding capital stock	$667,686,662
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Equity Value Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$570,738,619
Shares outstanding	48,005,924
Net asset value per share	$11.89
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.62
Advisor Class
Net assets	$2,349,159
Shares outstanding	196,463
Net asset value per share	$11.96
Class C
Net assets	$3,696,071
Shares outstanding	315,924
Net asset value per share	$11.70
Institutional Class
Net assets	$88,301,296
Shares outstanding	7,409,449
Net asset value per share	$11.92
Institutional 2 Class
Net assets	$1,008,455
Shares outstanding	84,834
Net asset value per share	$11.89
Institutional 3 Class
Net assets	$808,601
Shares outstanding	70,029
Net asset value per share	$11.55
Class R
Net assets	$784,461
Shares outstanding	66,199
Net asset value per share	$11.85
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2020	13

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$25,781,657
Dividends — affiliated issuers	158,322
Foreign taxes withheld	(1,146,068)
Total income	24,793,911
Expenses:
Management services fees	5,244,230
Distribution and/or service fees
Class A	1,592,495
Class C	47,597
Class R	4,901
Transfer agent fees
Class A	834,451
Advisor Class	2,949
Class C	6,269
Institutional Class	129,500
Institutional 2 Class	583
Institutional 3 Class	108
Class R	1,289
Compensation of board members	46,126
Custodian fees	54,772
Printing and postage fees	69,807
Registration fees	101,333
Audit fees	29,294
Legal fees	14,266
Interest on collateral	1,442
Compensation of chief compliance officer	159
Other	31,179
Total expenses	8,212,750
Expense reduction	(7,579)
Total net expenses	8,205,171
Net investment income	16,588,740
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	49,586,232
Investments — affiliated issuers	330
Foreign currency translations	(2,815)
Forward foreign currency exchange contracts	422,053
Net realized gain	50,005,800
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(59,411,510)
Investments — affiliated issuers	192
Foreign currency translations	(18,472)
Forward foreign currency exchange contracts	(228,288)
Net change in unrealized appreciation (depreciation)	(59,658,078)
Net realized and unrealized loss	(9,652,278)
Net increase in net assets resulting from operations	$6,936,462
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Equity Value Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019
Operations
Net investment income	$16,588,740	$12,968,433
Net realized gain	50,005,800	63,757,464(a)
Net change in unrealized appreciation (depreciation)	(59,658,078)	(74,785,762)(a)
Net increase in net assets resulting from operations	6,936,462	1,940,135
Distributions to shareholders
Net investment income and net realized gains
Class A	(58,564,659)	(58,255,661)
Advisor Class	(212,865)	(156,783)
Class C	(415,080)	(909,353)
Institutional Class	(9,317,339)	(9,267,870)
Institutional 2 Class	(84,868)	(45,375)
Institutional 3 Class	(64,675)	(42,830)
Class R	(85,934)	(92,508)
Class T	—	(336)
Total distributions to shareholders	(68,745,420)	(68,770,716)
Decrease in net assets from capital stock activity	(25,659,993)	(19,482,771)
Total decrease in net assets	(87,468,951)	(86,313,352)
Net assets at beginning of year	755,155,613	841,468,965
Net assets at end of year	$667,686,662	$755,155,613

(a)	Amounts for the year ended February 28, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	597,031	7,720,496	1,647,563	22,041,722
Distributions reinvested	4,210,784	54,274,523	4,248,936	54,112,297
Redemptions	(6,438,177)	(83,812,093)	(6,283,604)	(84,416,393)
Net decrease	(1,630,362)	(21,817,074)	(387,105)	(8,262,374)
Advisor Class
Subscriptions	82,018	1,069,298	127,307	1,757,054
Distributions reinvested	16,389	212,624	12,361	156,547
Redemptions	(43,921)	(565,904)	(45,951)	(600,345)
Net increase	54,486	716,018	93,717	1,313,256
Class C
Subscriptions	27,624	358,194	49,680	638,903
Distributions reinvested	29,953	380,154	66,310	860,509
Redemptions	(176,634)	(2,263,479)	(1,085,650)	(14,558,434)
Net decrease	(119,057)	(1,525,131)	(969,660)	(13,059,022)
Institutional Class
Subscriptions	517,663	6,747,488	662,617	8,895,250
Distributions reinvested	600,268	7,752,774	597,780	7,635,660
Redemptions	(1,381,185)	(17,986,141)	(1,214,691)	(16,211,132)
Net increase (decrease)	(263,254)	(3,485,879)	45,706	319,778
Institutional 2 Class
Subscriptions	49,776	642,143	21,759	292,634
Distributions reinvested	6,555	84,619	3,581	45,131
Redemptions	(19,660)	(259,157)	(6,178)	(81,705)
Net increase	36,671	467,605	19,162	256,060
Institutional 3 Class
Subscriptions	40,158	507,123	35,303	458,172
Distributions reinvested	5,143	64,431	3,452	42,564
Redemptions	(20,926)	(257,955)	(19,192)	(255,685)
Net increase	24,375	313,599	19,563	245,051
Class K
Redemptions	—	—	(27,969)	(404,295)
Net decrease	—	—	(27,969)	(404,295)
Class R
Subscriptions	5,269	68,307	16,457	206,119
Distributions reinvested	6,109	78,562	6,613	83,903
Redemptions	(36,755)	(476,000)	(12,634)	(173,691)
Net increase (decrease)	(25,377)	(329,131)	10,436	116,331
Class T
Distributions reinvested	—	—	16	227
Redemptions	—	—	(602)	(7,783)
Net decrease	—	—	(586)	(7,556)
Total net decrease	(1,922,518)	(25,659,993)	(1,196,736)	(19,482,771)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Equity Value Fund | Annual Report 2020

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Columbia Global Equity Value Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$13.00	0.29	(0.18)	0.11	(0.27)	(0.95)	(1.22)
Year Ended 2/28/2019	$14.20	0.22	(0.22)	0.00(e)	(0.17)	(1.03)	(1.20)
Year Ended 2/28/2018	$12.29	0.19	1.96	2.15	(0.24)	—	(0.24)
Year Ended 2/28/2017	$10.48	0.24	1.84	2.08	(0.27)	—	(0.27)
Year Ended 2/29/2016	$13.00	0.18	(2.17)	(1.99)	(0.26)	(0.27)	(0.53)
Advisor Class
Year Ended 2/29/2020	$13.07	0.32	(0.18)	0.14	(0.30)	(0.95)	(1.25)
Year Ended 2/28/2019	$14.26	0.24	(0.20)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.35	0.19	1.99	2.18	(0.27)	—	(0.27)
Year Ended 2/28/2017	$10.52	0.26	1.87	2.13	(0.30)	—	(0.30)
Year Ended 2/29/2016	$13.05	0.19	(2.15)	(1.96)	(0.30)	(0.27)	(0.57)
Class C
Year Ended 2/29/2020	$12.81	0.19	(0.18)	0.01	(0.17)	(0.95)	(1.12)
Year Ended 2/28/2019	$14.04	0.16	(0.27)	(0.11)	(0.09)	(1.03)	(1.12)
Year Ended 2/28/2018	$12.16	0.09	1.93	2.02	(0.14)	—	(0.14)
Year Ended 2/28/2017	$10.36	0.15	1.84	1.99	(0.19)	—	(0.19)
Year Ended 2/29/2016	$12.86	0.09	(2.15)	(2.06)	(0.17)	(0.27)	(0.44)
Institutional Class
Year Ended 2/29/2020	$13.03	0.32	(0.18)	0.14	(0.30)	(0.95)	(1.25)
Year Ended 2/28/2019	$14.22	0.25	(0.21)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.31	0.22	1.96	2.18	(0.27)	—	(0.27)
Year Ended 2/28/2017	$10.49	0.27	1.85	2.12	(0.30)	—	(0.30)
Year Ended 2/29/2016	$13.02	0.21	(2.17)	(1.96)	(0.30)	(0.27)	(0.57)
Institutional 2 Class
Year Ended 2/29/2020	$13.00	0.32	(0.17)	0.15	(0.31)	(0.95)	(1.26)
Year Ended 2/28/2019	$14.19	0.25	(0.21)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.29	0.22	1.96	2.18	(0.28)	—	(0.28)
Year Ended 2/28/2017	$10.47	0.27	1.86	2.13	(0.31)	—	(0.31)
Year Ended 2/29/2016	$13.00	0.20	(2.15)	(1.95)	(0.31)	(0.27)	(0.58)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Equity Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$11.89	0.36%	1.13%(c)	1.13%(c),(d)	2.20%	37%	$570,739
Year Ended 2/28/2019	$13.00	0.40%	1.15%(c)	1.15%(c),(d)	1.62%	33%	$645,363
Year Ended 2/28/2018	$14.20	17.59%	1.15%	1.15%(d)	1.40%	32%	$710,292
Year Ended 2/28/2017	$12.29	20.08%	1.19%	1.19%(d)	2.07%	36%	$688,572
Year Ended 2/29/2016	$10.48	(15.81%)(f)	1.18%	1.18%(d)	1.48%	143%	$672,100
Advisor Class
Year Ended 2/29/2020	$11.96	0.61%	0.88%(c)	0.88%(c),(d)	2.44%	37%	$2,349
Year Ended 2/28/2019	$13.07	0.66%	0.90%(c)	0.90%(c),(d)	1.77%	33%	$1,856
Year Ended 2/28/2018	$14.26	17.79%	0.90%	0.90%(d)	1.36%	32%	$688
Year Ended 2/28/2017	$12.35	20.49%	0.94%	0.94%(d)	2.21%	36%	$191
Year Ended 2/29/2016	$10.52	(15.61%)(f)	0.93%	0.93%(d)	1.56%	143%	$105
Class C
Year Ended 2/29/2020	$11.70	(0.39%)	1.89%(c)	1.89%(c),(d)	1.46%	37%	$3,696
Year Ended 2/28/2019	$12.81	(0.39%)	1.89%(c)	1.89%(c),(d)	1.17%	33%	$5,573
Year Ended 2/28/2018	$14.04	16.67%	1.90%	1.90%(d)	0.68%	32%	$19,715
Year Ended 2/28/2017	$12.16	19.32%	1.94%	1.94%(d)	1.33%	36%	$21,017
Year Ended 2/29/2016	$10.36	(16.47%)(f)	1.93%	1.93%(d)	0.71%	143%	$21,304
Institutional Class
Year Ended 2/29/2020	$11.92	0.61%	0.88%(c)	0.88%(c),(d)	2.45%	37%	$88,301
Year Ended 2/28/2019	$13.03	0.66%	0.90%(c)	0.90%(c),(d)	1.87%	33%	$99,972
Year Ended 2/28/2018	$14.22	17.84%	0.90%	0.90%(d)	1.64%	32%	$108,444
Year Ended 2/28/2017	$12.31	20.45%	0.94%	0.94%(d)	2.31%	36%	$90,114
Year Ended 2/29/2016	$10.49	(15.65%)(f)	0.93%	0.93%(d)	1.72%	143%	$84,630
Institutional 2 Class
Year Ended 2/29/2020	$11.89	0.68%	0.81%(c)	0.81%(c)	2.48%	37%	$1,008
Year Ended 2/28/2019	$13.00	0.72%	0.83%(c)	0.83%(c)	1.86%	33%	$626
Year Ended 2/28/2018	$14.19	17.90%	0.83%	0.83%	1.65%	32%	$411
Year Ended 2/28/2017	$12.29	20.64%	0.82%	0.82%	2.37%	36%	$301
Year Ended 2/29/2016	$10.47	(15.55%)(f)	0.79%	0.79%	1.75%	143%	$190
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2020	$12.66	0.32	(0.16)	0.16	(0.32)	(0.95)	(1.27)
Year Ended 2/28/2019	$13.85	0.25	(0.20)	0.05	(0.21)	(1.03)	(1.24)
Year Ended 2/28/2018	$12.00	0.17	1.97	2.14	(0.29)	—	(0.29)
Year Ended 2/28/2017	$10.24	0.26	1.82	2.08	(0.32)	—	(0.32)
Year Ended 2/29/2016	$12.71	0.23	(2.11)	(1.88)	(0.32)	(0.27)	(0.59)
Class R
Year Ended 2/29/2020	$12.96	0.26	(0.18)	0.08	(0.24)	(0.95)	(1.19)
Year Ended 2/28/2019	$14.17	0.18	(0.22)	(0.04)	(0.14)	(1.03)	(1.17)
Year Ended 2/28/2018	$12.27	0.15	1.95	2.10	(0.20)	—	(0.20)
Year Ended 2/28/2017	$10.46	0.21	1.84	2.05	(0.24)	—	(0.24)
Year Ended 2/29/2016	$12.98	0.15	(2.17)	(2.02)	(0.23)	(0.27)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Equity Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2020	$11.55	0.75%	0.77%(c)	0.77%(c)	2.56%	37%	$809
Year Ended 2/28/2019	$12.66	0.78%	0.78%(c)	0.78%(c)	1.96%	33%	$578
Year Ended 2/28/2018	$13.85	17.96%	0.78%	0.78%	1.26%	32%	$361
Year Ended 2/28/2017	$12.00	20.61%	0.77%	0.77%	2.29%	36%	$12
Year Ended 2/29/2016	$10.24	(15.38%)(f)	0.71%	0.71%	1.95%	143%	$2
Class R
Year Ended 2/29/2020	$11.85	0.11%	1.38%(c)	1.38%(c),(d)	1.96%	37%	$784
Year Ended 2/28/2019	$12.96	0.14%	1.40%(c)	1.40%(c),(d)	1.37%	33%	$1,187
Year Ended 2/28/2018	$14.17	17.25%	1.40%	1.40%(d)	1.13%	32%	$1,150
Year Ended 2/28/2017	$12.27	19.82%	1.44%	1.44%(d)	1.82%	36%	$845
Year Ended 2/29/2016	$10.46	(16.04%)(f)	1.43%	1.43%(d)	1.25%	143%	$830
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2020	21

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Global Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Global Equity Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Columbia Global Equity Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
24	Columbia Global Equity Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	221,492

Columbia Global Equity Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	508,485
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	422,053

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(228,288)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average value ($)
Options contracts — written	(14,952)*

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	438,705	(530,171)

*	Based on the ending daily outstanding amounts for the year ended February 29, 2020.
**	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	221,492
Liabilities
Forward foreign currency exchange contracts	508,485
Total financial and derivative net assets	(286,993)
Total collateral received (pledged) (a)	-
Net amount (b)	(286,993)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
26	Columbia Global Equity Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Columbia Global Equity Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.71% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
28	Columbia Global Equity Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, these minimum account balance fees reduced total expenses of the Fund by $7,579.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $46,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	63,660
Class C	—	1.00(b)	234

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Global Equity Value Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.89	0.88
Institutional 3 Class	0.84	0.83
Class R	1.45	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments, distribution reclassifications, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,227,481	(1,227,481)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Global Equity Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,682,474	53,062,946	68,745,420	10,022,946	58,747,770	68,770,716
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,513,432	23,875,815	—	40,247,901
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
627,359,619	101,083,230	(60,835,329)	40,247,901
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $266,470,270 and $352,984,298, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Global Equity Value Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
32	Columbia Global Equity Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 41.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10.  Revision of previously issued financial statements
During the preparation of the February 29, 2020 financial statements, it was determined that certain amounts reported in the February 28, 2019 financial statements for the Fund were incorrect due to an error in accounting for a corporate action, which resulted in an understatement of reported realized gain and change in unrealized depreciation during that year. Management evaluated the impact of the error to the current and prior year financial statements and determined that the previously issued financial statements were not materially misstated; however, it would not be appropriate to reflect the misclassification in the current year. Accordingly, management has revised the February 28, 2019 financial statements. As the 2019 financial statements are not presented herein, the revision has been reflected by revising applicable account balances or line items in the Statement of Changes in Net Assets for 2019 to correct the error. The result of the correction was an increase to realized
Columbia Global Equity Value Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
February 29, 2020
gain and change in unrealized depreciation for the year then ended. The error did not impact the net increase or decrease in net assets resulting from operations, net assets, total return or NAV per share. The following represents the previously reported information and the corrected information:
	February 28, 2019 Previously Reported	February 28, 2019 Corrected
Statement of Changes in Net Assets
Net investment income	$12,968,433	$12,968,433
Net realized gain	62,616,737	63,757,464
Net change in unrealized depreciation	(73,645,035)	(74,785,762)
Net increase in net assets resulting from operations	1,940,135	1,940,135
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Global Equity Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Equity Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Equity Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Equity Value Fund | Annual Report 2020	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	73.93%	$51,960,650
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Global Equity Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Global Equity Value Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
38	Columbia Global Equity Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Global Equity Value Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Global Equity Value Fund | Annual Report 2020

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Columbia Global Equity Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN145_02_K01_(04/20)

Annual Report
February 29, 2020
Columbia Overseas Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Overseas Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 29, 2020)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/05/18	-0.46	-3.06
	Including sales charges		-6.18	-5.91
Advisor Class		03/05/18	-0.30	-2.81
Class C	Excluding sales charges	03/05/18	-1.17	-3.75
	Including sales charges		-2.13	-3.75
Institutional Class		03/05/18	-0.19	-2.76
Institutional 2 Class		03/05/18	-0.18	-2.72
Institutional 3 Class		03/05/18	-0.11	-2.66
Class R		03/05/18	-0.73	-3.31
MSCI EAFE Index (Net)			-0.57	-2.42
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Overseas Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 5, 2018 — February 29, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 29, 2020)
Communication Services	7.5
Consumer Discretionary	8.8
Consumer Staples	14.1
Energy	9.1
Financials	15.1
Health Care	14.5
Industrials	14.8
Information Technology	7.5
Materials	5.2
Real Estate	2.5
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 29, 2020)
Australia	1.2
Canada	5.3
China	2.2
Denmark	0.7
Finland	3.9
France	7.0
Germany	4.3
Country breakdown (%) (at February 29, 2020)
Hong Kong	1.2
Ireland	0.1
Israel	1.3
Italy	1.3
Japan	25.4
Netherlands	7.2
Norway	2.3
Pakistan	0.5
Russian Federation	0.8
Singapore	1.0
South Korea	2.6
Spain	3.0
Sweden	0.5
Switzerland	5.0
Taiwan	0.6
United Kingdom	13.8
United States(a)	8.8
Total	100.0

(a)	Includes investments in Money Market Funds, Exchange Traded Funds and Options Purchased.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Overseas Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
At February 29, 2020, approximately 93.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 29, 2020, the Fund’s Class A shares returned -0.46% excluding sales charges, outpacing its benchmark, the MSCI EAFE Index (Net), which returned -0.57%. The Fund’s security selection was the principal driver of performance, while sector and country allocation detracted modestly.
Surprising financial market resilience, then a global shock
Until the last two weeks of the 12-month period that ended February 29, 2020, markets performed surprisingly strongly. Global stocks were resilient despite a number of shocks that threatened to disrupt the global economy, in particular the ongoing trade war between the United States and China, the world’s two largest economies. Reflecting trade tensions, global manufacturing indices (PMIs) steadily declined over most of the period. Other challenging events included the Brexit (the U.K.’s departure from the European Union) standoff, severe political tensions in Hong Kong, and the attack on Saudi Arabia’s largest oil refinery. However, toward the end of the period, economic and political reverberations from the coronavirus outbreak spurred a wave of selling within equity markets.
Over the 12-month period, a gradual deceleration in economic growth caused global central banks’ monetary policies to remain extremely accommodative, supporting for a time the returns of fixed-income assets as well as equities. Short-term interest rates declined worldwide, while in the United States volatility within the money markets induced the U.S. Federal Reserve to expand its balance sheet in order to preserve liquidity.
The coronavirus outbreak in early 2020 was a seminal and extremely disruptive event for financial markets and investors. A localized outbreak in the Hubei province in China metastasized into a global pandemic that has caused a significant percentage of the world’s population to shelter in place, creating both a supply shock as global supply chains are interrupted, as well as a demand shock as individuals have avoided travel and major events, and have curtailed many forms of economic engagement.
Industry allocation and security selection
During the period, the Fund’s sector weighting decisions detracted modestly from relative return, with an overweight to energy the principal detractor from performance. The Fund’s country weightings detracted somewhat, driven by underweights to Switzerland and Australia. However, as is typical for the Fund, relative performance was largely driven by stock selection. In terms of individual holdings, the Fund’s position in BW LPG, Ltd., a Singapore-based shipping company, performed strongly as previously depressed freight rates improved. Elsewhere, holdings in BayCurrent Consulting, Inc., a Japanese IT consulting company, contributed to performance as the company’s revenues grew faster than expected due to strong demand for Baycurrent’s work in corporate IT transformation. Lastly, the Fund’s position in Yamana Gold, Inc. boosted performance as the Canadian metals producer benefited from a rally in gold prices. Conversely, holdings in Dutch financial firm ABN AMRO Bank NV detracted as the company’s results were hurt by declining interest rates, which squeezed the bank’s interest margins, and money laundering accusations weighed on the stock. In addition, weakness in Spain’s overall construction activity and the writedown of a major Middle East project weighed on the Fund’s holdings in the Spanish construction conglomerate ACS Actividades de Construccion y Servicios SA. Finally, a position in Japan’s Takeda Pharmaceutical Co. Ltd. detracted due to investor concerns that Takeda’s pipeline of new drugs would not be sufficient to offset competitive pressures on the company’s more established drugs.
During the period, the Fund used forward foreign currency contracts to hedge currency exposure associated with Fund securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in the benchmark, and/or to adjust an underweight country exposure in the portfolio. The Fund used options contracts to help efficiently exit from particular positions, or to help implement a particular tactical view on the overall market without having to trade in the Fund’s underlying securities. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance.
Columbia Overseas Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
News regarding the coronavirus has dominated global capital markets given the impact that the pandemic is having on both aggregate supply and demand due to the restrictive policies that are required to stem the spread of the virus. Markets dislike uncertainty, and the unique characteristics of the virus have brought significant ambiguity regarding the severity and duration of the outbreak, and its impact on the global economy and markets. Until there is a consensus expectation regarding the ultimate impact from COVID-19, markets are likely to remain extremely volatile. However, monetary conditions were very stimulative globally prior to the outbreak, and there has been tremendous momentum to support individual economies and capital markets on a country-by-country basis with an extraordinary quantity of stimulus. Once the focus turns to life after the coronavirus, we would anticipate a significant pickup in economic activity, as postponed demand is compressed into a catch-up period on a more durable basis, and as the monetary and fiscal stimulus currently accumulating in the system drives economic activity.
At the close of the reporting period, the Fund was neutrally positioned after maintaining a defensive stance for most of 2018 and 2019 in response to expectations for decelerating economic activity. We look for an eventual market rotation into more cyclical stocks in anticipation of a resumption in economic growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Overseas Core Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2019 — February 29, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.10	1,018.65	6.23	6.27	1.25
Advisor Class	1,000.00	1,000.00	1,007.40	1,019.89	4.99	5.02	1.00
Class C	1,000.00	1,000.00	1,003.40	1,014.87	10.01	10.07	2.01
Institutional Class	1,000.00	1,000.00	1,008.40	1,019.89	4.99	5.02	1.00
Institutional 2 Class	1,000.00	1,000.00	1,008.40	1,020.39	4.49	4.52	0.90
Institutional 3 Class	1,000.00	1,000.00	1,007.90	1,020.69	4.19	4.22	0.84
Class R	1,000.00	1,000.00	1,004.80	1,017.35	7.53	7.57	1.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Overseas Core Fund | Annual Report 2020	7

Portfolio of Investments
February 29, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Australia 1.2%
Ansell Ltd.	161,187	3,153,251
Canada 5.3%
Alimentation Couche-Tard, Inc., Class B	154,314	4,686,041
Cameco Corp.	294,584	2,556,989
Stars Group, Inc. (The)(a)	124,833	2,860,766
Yamana Gold, Inc.	856,594	3,272,189
Total		13,375,985
China 2.2%
BeiGene Ltd., ADR(a)	2,079	329,209
Tencent Holdings Ltd.	101,900	5,166,810
Total		5,496,019
Denmark 0.7%
Novo Nordisk A/S, Class B	28,966	1,697,088
Finland 3.9%
Neste OYJ	66,393	2,653,472
UPM-Kymmene OYJ	143,514	4,416,244
Valmet OYJ	117,738	2,811,157
Total		9,880,873
France 7.0%
AXA SA	121,007	2,812,728
Capgemini SE	47,636	5,278,891
DBV Technologies SA, ADR(a)	53,788	526,585
Eiffage SA	35,866	3,836,580
Sanofi	30,502	2,844,794
Total SA	52,835	2,283,654
Total		17,583,232
Germany 4.3%
Aroundtown SA	421,305	3,660,270
Bayer AG, Registered Shares	35,475	2,579,957
Covestro AG	76,876	2,978,759
Duerr AG	49,135	1,558,462
Total		10,777,448
Hong Kong 1.2%
WH Group Ltd.	2,867,500	3,009,187
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 0.1%
Amarin Corp. PLC, ADR(a)	16,279	238,813
Israel 1.3%
Bank Hapoalim BM	341,909	2,660,086
Bezeq Israeli Telecommunication Corp., Ltd.(a)	917,540	669,152
Total		3,329,238
Italy 1.3%
Recordati SpA	73,971	3,163,561
Japan 25.4%
Amano Corp.	126,800	3,118,713
Bandai Namco Holdings, Inc.	51,600	2,584,171
BayCurrent Consulting, Inc.	26,200	1,572,783
CYBERDYNE, Inc.(a)	54,000	217,972
Invincible Investment Corp.	6,096	2,466,837
ITOCHU Corp.	218,200	4,944,717
JustSystems Corp.	13,800	657,799
Kinden Corp.	113,200	1,709,092
Koito Manufacturing Co., Ltd.	52,400	2,052,755
Matsumotokiyoshi Holdings Co., Ltd.	131,200	4,307,684
Meitec Corp.	31,800	1,493,371
Mitsubishi UFJ Financial Group, Inc.	639,800	3,126,037
Nihon M&A Center, Inc.	107,300	3,305,428
Nippon Telegraph & Telephone Corp.	197,800	4,614,629
ORIX Corp.	256,500	4,157,376
Round One Corp.	221,900	1,648,643
Shionogi & Co., Ltd.	60,100	3,235,185
Ship Healthcare Holdings, Inc.	45,000	1,813,057
Sony Corp.	77,100	4,753,052
Subaru Corp.	112,700	2,727,721
Takeda Pharmaceutical Co., Ltd.	158,777	5,483,138
Takuma Co., Ltd.	239,200	2,600,617
ValueCommerce Co., Ltd.	73,300	1,405,396
Total		63,996,173
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Overseas Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 7.2%
ABN AMRO Bank NV	142,336	1,952,187
ASR Nederland NV	103,530	3,484,013
ING Groep NV	423,701	4,057,293
Koninklijke Ahold Delhaize NV	196,682	4,594,940
Signify NV	135,189	4,028,156
Total		18,116,589
Norway 2.3%
BW LPG Ltd.	235,868	1,472,382
SalMar ASA	93,703	4,234,711
Total		5,707,093
Pakistan 0.5%
Lucky Cement Ltd.	255,500	812,989
Oil & Gas Development Co., Ltd.	675,300	514,770
Total		1,327,759
Russian Federation 0.8%
Sberbank of Russia PJSC, ADR	146,010	2,083,367
Singapore 1.0%
DBS Group Holdings Ltd.	141,100	2,467,023
South Korea 2.6%
Hyundai Home Shopping Network Corp.	22,411	1,365,280
Samsung Electronics Co., Ltd.	77,587	3,492,297
Youngone Corp.	63,657	1,670,815
Total		6,528,392
Spain 3.0%
ACS Actividades de Construccion y Servicios SA	114,363	3,410,129
Endesa SA	89,487	2,302,680
Tecnicas Reunidas SA(a)	79,495	1,797,463
Total		7,510,272
Sweden 0.5%
Granges AB	152,307	1,228,140
Switzerland 4.9%
Landis+Gyr Group AG(a)	24,710	2,020,749
Nestlé SA, Registered Shares	38,663	3,978,648
Roche Holding AG, Genusschein Shares	20,149	6,478,584
Total		12,477,981
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 0.6%
Parade Technologies Ltd.	76,000	1,638,136
United Kingdom 13.8%
BP PLC	529,739	2,752,316
British American Tobacco PLC	108,230	4,279,334
BT Group PLC	1,243,098	2,280,486
Crest Nicholson Holdings PLC	298,657	1,741,794
DCC PLC	69,631	4,987,185
GW Pharmaceuticals PLC, ADR(a)	5,372	549,609
John Wood Group PLC	332,465	1,594,252
Just Group PLC(a)	2,063,294	1,920,598
Legal & General Group PLC	1,003,212	3,398,757
Royal Dutch Shell PLC, Class B	299,119	6,483,475
TP ICAP PLC	694,301	3,275,820
WPP PLC	147,178	1,414,096
Total		34,677,722
United States 5.9%
ACADIA Pharmaceuticals, Inc.(a)	8,377	358,033
Aerie Pharmaceuticals, Inc.(a)	30,022	525,385
Alexion Pharmaceuticals, Inc.(a)	8,774	825,019
Broadcom, Inc.	8,175	2,228,669
Burford Capital Ltd.	224,681	1,594,111
Insmed, Inc.(a)	17,300	430,770
Liberty Global PLC, Class C(a)	146,664	2,726,484
Primo Water Corp.	368,036	5,244,513
Quotient Ltd.(a)	113,206	688,292
Sage Therapeutics, Inc.(a)	7,398	347,706
Total		14,968,982
Total Common Stocks (Cost $259,178,491)		244,432,324

Exchange-Traded Equity Funds 2.2%
	Shares	Value ($)
United States 2.2%
iShares MSCI EAFE ETF	89,658	5,580,314
Total Exchange-Traded Equity Funds (Cost $6,197,130)		5,580,314

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
February 29, 2020
Options Purchased Puts 0.1%
Value ($)
(Cost $111,820)	124,700

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.641%(b),(c)	1,359,749	1,359,749
Total Money Market Funds (Cost $1,359,688)		1,359,749
Total Investments in Securities (Cost $266,847,129)		251,497,087
Other Assets & Liabilities, Net		461,011
Net Assets		$251,958,098
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
12,921,000 CAD	9,783,591 USD	Morgan Stanley	03/26/2020	156,942	—
2,966,000 GBP	3,866,510 USD	Morgan Stanley	03/26/2020	61,083	—
8,885,000 ILS	2,579,957 USD	Morgan Stanley	03/26/2020	15,212	—
756,421,000 JPY	6,955,517 USD	Morgan Stanley	03/26/2020	—	(66,697)
7,286,231,000 KRW	6,181,467 USD	Morgan Stanley	03/26/2020	130,398	—
33,049,000 NOK	3,604,320 USD	Morgan Stanley	03/26/2020	91,293	—
10,870,193 USD	16,094,000 AUD	Morgan Stanley	03/26/2020	—	(379,834)
3,869,969 USD	3,755,000 CHF	Morgan Stanley	03/26/2020	28,693	—
4,383,876 USD	3,970,000 EUR	Morgan Stanley	03/26/2020	5,287	—
3,863,452 USD	37,095,000 SEK	Morgan Stanley	03/26/2020	1,360	—
2,577,892 USD	3,508,000 SGD	Morgan Stanley	03/26/2020	—	(59,003)
Total				490,268	(505,534)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	JPMorgan	USD	862,365	215	30.00	03/18/2020	111,820	124,700
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.641%
	2,544,191	56,038,657	(57,223,099)	1,359,749	(59)	61	35,036	1,359,749
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
February 29, 2020
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
February 29, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	3,153,251	—	3,153,251
Canada	13,375,985	—	—	13,375,985
China	329,209	5,166,810	—	5,496,019
Denmark	—	1,697,088	—	1,697,088
Finland	—	9,880,873	—	9,880,873
France	526,585	17,056,647	—	17,583,232
Germany	—	10,777,448	—	10,777,448
Hong Kong	—	3,009,187	—	3,009,187
Ireland	238,813	—	—	238,813
Israel	—	3,329,238	—	3,329,238
Italy	—	3,163,561	—	3,163,561
Japan	—	63,996,173	—	63,996,173
Netherlands	—	18,116,589	—	18,116,589
Norway	—	5,707,093	—	5,707,093
Pakistan	—	1,327,759	—	1,327,759
Russian Federation	—	2,083,367	—	2,083,367
Singapore	—	2,467,023	—	2,467,023
South Korea	—	6,528,392	—	6,528,392
Spain	—	7,510,272	—	7,510,272
Sweden	—	1,228,140	—	1,228,140
Switzerland	—	12,477,981	—	12,477,981
Taiwan	—	1,638,136	—	1,638,136
United Kingdom	549,609	34,128,113	—	34,677,722
United States	13,374,871	1,594,111	—	14,968,982
Total Common Stocks	28,395,072	216,037,252	—	244,432,324
Exchange-Traded Equity Funds	5,580,314	—	—	5,580,314
Options Purchased Puts	124,700	—	—	124,700
Money Market Funds	1,359,749	—	—	1,359,749
Total Investments in Securities	35,459,835	216,037,252	—	251,497,087
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	490,268	—	490,268
Liability
Forward Foreign Currency Exchange Contracts	—	(505,534)	—	(505,534)
Total	35,459,835	216,021,986	—	251,481,821
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Core Fund | Annual Report 2020

Statement of Assets and Liabilities
February 29, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $265,375,621)	$250,012,638
Affiliated issuers (cost $1,359,688)	1,359,749
Options purchased (cost $111,820)	124,700
Unrealized appreciation on forward foreign currency exchange contracts	490,268
Receivable for:
Capital shares sold	36,896
Dividends	392,050
Foreign tax reclaims	428,688
Expense reimbursement due from Investment Manager	1,176
Prepaid expenses	1,428
Total assets	252,847,593
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	505,534
Payable for:
Investments purchased	269,790
Capital shares purchased	21,674
Foreign capital gains taxes deferred	22
Management services fees	6,019
Distribution and/or service fees	4
Transfer agent fees	17,250
Compensation of board members	9,291
Compensation of chief compliance officer	2
Other expenses	59,909
Total liabilities	889,495
Net assets applicable to outstanding capital stock	$251,958,098
Represented by
Paid in capital	268,752,619
Total distributable earnings (loss)	(16,794,521)
Total - representing net assets applicable to outstanding capital stock	$251,958,098
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
February 29, 2020
Class A
Net assets	$431,026
Shares outstanding	47,935
Net asset value per share	$8.99
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.54
Advisor Class
Net assets	$18,881
Shares outstanding	2,100
Net asset value per share	$8.99
Class C
Net assets	$48,672
Shares outstanding	5,409
Net asset value per share	$9.00
Institutional Class
Net assets	$131,880,997
Shares outstanding	14,660,540
Net asset value per share	$9.00
Institutional 2 Class
Net assets	$46,552
Shares outstanding	5,170
Net asset value per share	$9.00
Institutional 3 Class
Net assets	$119,513,088
Shares outstanding	13,272,827
Net asset value per share	$9.00
Class R
Net assets	$18,882
Shares outstanding	2,100
Net asset value per share	$8.99
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Core Fund | Annual Report 2020

Statement of Operations
Year Ended February 29, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$8,387,055
Dividends — affiliated issuers	35,036
Foreign taxes withheld	(813,924)
Total income	7,608,167
Expenses:
Management services fees	2,202,791
Distribution and/or service fees
Class A	436
Class C	423
Class R	281
Transfer agent fees
Class A	307
Advisor Class	37
Class C	77
Institutional Class	222,676
Institutional 2 Class	23
Institutional 3 Class	10,109
Class R	104
Compensation of board members	11,029
Custodian fees	69,608
Printing and postage fees	11,496
Registration fees	96,730
Audit fees	24,413
Legal fees	9,691
Compensation of chief compliance officer	56
Other	16,813
Total expenses	2,677,100
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(329,617)
Total net expenses	2,347,483
Net investment income	5,260,684
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,967,931
Investments — affiliated issuers	(59)
Foreign currency translations	(14,696)
Forward foreign currency exchange contracts	(754,140)
Options purchased	(582,389)
Options contracts written	99,186
Net realized gain	1,715,833
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,226,321)
Investments — affiliated issuers	61
Foreign currency translations	(7,099)
Forward foreign currency exchange contracts	229,232
Options purchased	87,502
Options contracts written	5,461
Foreign capital gains tax	(22)
Net change in unrealized appreciation (depreciation)	(8,911,186)
Net realized and unrealized loss	(7,195,353)
Net decrease in net assets resulting from operations	$(1,934,669)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended February 29, 2020	Year Ended February 28, 2019 (a)
Operations
Net investment income	$5,260,684	$5,540,288(b)
Net realized gain (loss)	1,715,833	(1,980,519)(b)
Net change in unrealized appreciation (depreciation)	(8,911,186)	(6,459,281)(b)
Net decrease in net assets resulting from operations	(1,934,669)	(2,899,512)
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,169)	(161)
Advisor Class	(802)	(203)
Class C	(1,438)	(43)
Institutional Class	(4,713,135)	(1,228,560)
Institutional 2 Class	(1,371)	(284)
Institutional 3 Class	(5,213,154)	(1,410,229)
Class R	(921)	(374)
Total distributions to shareholders	(9,938,990)	(2,639,854)
Increase in net assets from capital stock activity	11,361,876	257,862,247
Total increase (decrease) in net assets	(511,783)	252,322,881
Net assets at beginning of year	252,469,881	147,000
Net assets at end of year	$251,958,098	$252,469,881

(a)	Based on operations from March 5, 2018 (the Fund’s commencement of operations) through the stated period end.
(b)	Amounts for the year ended February 28, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Core Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	46,367	449,570	1,065	9,837
Distributions reinvested	754	7,425	—	—
Redemptions	(2,351)	(22,998)	—	—
Net increase	44,770	433,997	1,065	9,837
Class C
Subscriptions	2,873	27,355	601	5,940
Distributions reinvested	88	867	1	9
Redemptions	(254)	(2,576)	—	—
Net increase	2,707	25,646	602	5,949
Institutional Class
Subscriptions	3,139,314	30,832,468	14,881,359	133,239,018
Distributions reinvested	480,911	4,712,334	146,059	1,228,358
Redemptions	(1,778,427)	(16,783,887)	(2,210,776)	(19,781,959)
Net increase	1,841,798	18,760,915	12,816,642	114,685,417
Institutional 2 Class
Subscriptions	1,980	19,086	1,023	10,043
Distributions reinvested	56	544	11	90
Net increase	2,036	19,630	1,034	10,133
Institutional 3 Class
Subscriptions	166,178	1,636,484	14,863,470	150,381,887
Distributions reinvested	531,920	5,212,314	167,462	1,410,024
Redemptions	(1,515,862)	(14,678,764)	(942,441)	(8,684,930)
Net increase (decrease)	(817,764)	(7,829,966)	14,088,491	143,106,981
Class R
Subscriptions	860	8,017	5,231	48,267
Distributions reinvested	25	234	30	255
Redemptions	(5,643)	(56,597)	(503)	(4,592)
Net increase (decrease)	(4,758)	(48,346)	4,758	43,930
Total net increase	1,068,789	11,361,876	26,912,592	257,862,247

(a)	Based on operations from March 5, 2018 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2020	$9.36	0.09	(0.11)	(0.02)	(0.31)	(0.04)	(0.35)
Year Ended 2/28/2019(c)	$10.00	0.25(d)	(0.81)(d)	(0.56)	(0.08)	—	(0.08)
Advisor Class
Year Ended 2/29/2020	$9.37	0.19	(0.19)	0.00	(0.34)	(0.04)	(0.38)
Year Ended 2/28/2019(c)	$10.00	0.28(d)	(0.81)(d)	(0.53)	(0.10)	—	(0.10)
Class C
Year Ended 2/29/2020	$9.36	0.06	(0.15)	(0.09)	(0.23)	(0.04)	(0.27)
Year Ended 2/28/2019(c)	$10.00	0.18(d)	(0.80)(d)	(0.62)	(0.02)	—	(0.02)
Institutional Class
Year Ended 2/29/2020	$9.37	0.19	(0.18)	0.01	(0.34)	(0.04)	(0.38)
Year Ended 2/28/2019(c)	$10.00	0.38(d)	(0.91)(d)	(0.53)	(0.10)	—	(0.10)
Institutional 2 Class
Year Ended 2/29/2020	$9.38	0.19	(0.18)	0.01	(0.35)	(0.04)	(0.39)
Year Ended 2/28/2019(c)	$10.00	0.28(d)	(0.81)(d)	(0.53)	(0.09)	—	(0.09)
Institutional 3 Class
Year Ended 2/29/2020	$9.38	0.21	(0.19)	0.02	(0.36)	(0.04)	(0.40)
Year Ended 2/28/2019(c)	$10.00	0.29(d)	(0.81)(d)	(0.52)	(0.10)	—	(0.10)
Class R
Year Ended 2/29/2020	$9.36	0.18	(0.22)	(0.04)	(0.29)	(0.04)	(0.33)
Year Ended 2/28/2019(c)	$10.00	0.26(d)	(0.84)(d)	(0.58)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on March 5, 2018. Per share data and total return reflect activity from that date.
(d)	Amounts for the year ended February 28, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
(e)	Annualized.
(f)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2020	$8.99	(0.46%)	1.40%	1.26%	0.94%	48%	$431
Year Ended 2/28/2019(c)	$9.36	(5.55%)	1.65%(e),(f)	1.28%(e),(f)	2.64%(d),(e)	71%	$30
Advisor Class
Year Ended 2/29/2020	$8.99	(0.30%)	1.15%	1.01%	1.98%	48%	$19
Year Ended 2/28/2019(c)	$9.37	(5.22%)	1.40%(e),(f)	1.03%(e),(f)	2.95%(d),(e)	71%	$20
Class C
Year Ended 2/29/2020	$9.00	(1.17%)	2.15%	2.01%	0.63%	48%	$49
Year Ended 2/28/2019(c)	$9.36	(6.22%)	2.40%(e),(f)	2.03%(e),(f)	1.89%(d),(e)	71%	$25
Institutional Class
Year Ended 2/29/2020	$9.00	(0.19%)	1.15%	1.02%	1.98%	48%	$131,881
Year Ended 2/28/2019(c)	$9.37	(5.22%)	1.37%(e),(f)	1.03%(e),(f)	4.47%(d),(e)	71%	$120,114
Institutional 2 Class
Year Ended 2/29/2020	$9.00	(0.18%)	1.04%	0.91%	1.99%	48%	$47
Year Ended 2/28/2019(c)	$9.38	(5.17%)	1.25%(e),(f)	0.93%(e),(f)	3.02%(d),(e)	71%	$29
Institutional 3 Class
Year Ended 2/29/2020	$9.00	(0.11%)	0.97%	0.85%	2.18%	48%	$119,513
Year Ended 2/28/2019(c)	$9.38	(5.11%)	1.19%(e),(f)	0.87%(e),(f)	3.14%(d),(e)	71%	$132,187
Class R
Year Ended 2/29/2020	$8.99	(0.73%)	1.65%	1.52%	1.88%	48%	$19
Year Ended 2/28/2019(c)	$9.36	(5.77%)	1.90%(e),(f)	1.53%(e),(f)	2.91%(d),(e)	71%	$64
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2020	19

Notes to Financial Statements
February 29, 2020
Note 1. Organization
Columbia Overseas Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Columbia Overseas Core Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
February 29, 2020
in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
22	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	124,700
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	490,268
Total		614,968

Columbia Overseas Core Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
February 29, 2020
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	505,534
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	99,186	(582,389)	(483,203)
Foreign exchange risk	(754,140)	—	—	(754,140)
Total	(754,140)	99,186	(582,389)	(1,237,343)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	5,461	87,502	92,963
Foreign exchange risk	229,232	—	—	229,232
Total	229,232	5,461	87,502	322,195
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2020:
Derivative instrument	Average value ($)*
Options contracts — purchased	72,647
Options contracts — written	(10,741)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	406,852	(478,488)

*	Based on the ending quarterly outstanding amounts for the year ended February 29, 2020.
24	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	490,268	490,268
Options purchased puts	124,700	-	124,700
Total assets	124,700	490,268	614,968
Liabilities
Forward foreign currency exchange contracts	-	505,534	505,534
Total liabilities	-	505,534	505,534
Total financial and derivative net assets	124,700	(15,266)	109,434
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	124,700	(15,266)	109,434

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Overseas Core Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
February 29, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
26	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Overseas Core Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
February 29, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	3,512
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through June 30, 2020	Prior to July 1, 2019
Class A	1.28%	1.28%
Advisor Class	1.03	1.03
Class C	2.03	2.03
Institutional Class	1.03	1.03
Institutional 2 Class	0.90	0.93
Institutional 3 Class	0.84	0.87
Class R	1.53	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
At February 29, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, late-year ordinary losses, non-deductible expenses, capital loss carryforward, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(419,064)	419,064	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2020			Year Ended February 28, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,554,763	384,227	9,938,990	2,639,854	—	2,639,854
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	2,312,775	(968,101)	(17,006,865)
At February 29, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
268,488,686	13,876,252	(30,883,117)	(17,006,865)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 29, 2020, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 29, 2020, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(968,101)	—	(968,101)	523,212	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2020.
Columbia Overseas Core Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
February 29, 2020
Late year ordinary losses ($)	Post-October capital losses ($)
1,044,611	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $126,263,753 and $119,881,608, respectively, for the year ended February 29, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 29, 2020.
30	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Overseas Core Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
February 29, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 29, 2020, affiliated shareholders of record owned 99.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10.  Revision of previously issued financial statements
During the preparation of the February 29, 2020 financial statements, it was determined that certain amounts reported in the February 28, 2019 financial statements for the Fund were incorrect due to an error in accounting for a corporate action, which resulted in an understatement of reported investment income and change in unrealized depreciation and an overstatement of realized gain during that year. Management evaluated the impact of the error to the current and prior year financial statements and determined that the previously issued financial statements were not materially misstated; however, it would not be appropriate to reflect the misclassification in the current year. Accordingly, management has revised the February 28, 2019 financial statements. As the 2019 financial statements are not presented herein, the revision has been reflected by revising applicable account balances or line items in the Statement of Changes in Net Assets and Financial Highlights for 2019 to correct the error. The result of the correction was an increase to investment income and change in unrealized depreciation and a decrease to realized gain for the year then ended and the resulting impact to the per share amounts and the net investment income ratio. The error did not impact the net increase or decrease in net assets resulting from operations, net assets, total return or NAV per share. The following represents the previously reported information and the corrected information:
	February 28, 2019 Previously Reported	February 28, 2019 Corrected
Statement of Changes in Net Assets
Net investment income	$2,836,948	$5,540,288
Net realized loss	(1,145,152)	(1,980,519)
Net change in unrealized depreciation	(4,591,308)	(6,459,281)
Net decrease in net assets resulting from operations	(2,899,512)	(2,899,512)

	February 28, 2019
Financial Highlights	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
Previously Reported
Net Investment Income	0.15	0.18	0.07	0.03	0.17	0.19	0.08
Net realized and unrealized gain (loss)	(0.71)	(0.71)	(0.69)	(0.56)	(0.70)	(0.71)	(0.66)
Net investment income ratio to average net assets	1.62%	1.90%	0.76%	0.38%	1.79%	2.06%	0.87%
Corrected
Net Investment Income	0.25	0.28	0.18	0.38	0.28	0.29	0.26
Net realized and unrealized gain (loss)	(0.81)	(0.81)	(0.80)	(0.91)	(0.81)	(0.81)	(0.84)
Net investment income ratio to average net assets	2.64%	2.95%	1.89%	4.47%	3.02%	3.14%	2.91%
32	Columbia Overseas Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
February 29, 2020
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Overseas Core Fund | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Core Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020 and the statement of changes in net assets and the financial highlights for the year ended February 29, 2020 and for the period March 5, 2018 (commencement of operations) through February 28, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year ended February 29, 2020, and the changes in its net assets and the financial highlights for the year ended February 29, 2020 and for the period March 5, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Overseas Core Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
96.42%	1.44%	$2,777,311	$817,755	$0.03	$11,000,777	$0.39
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	117	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Overseas Core Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	117	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	117	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	117	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	117	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Overseas Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	117	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	115	Director, NAPE Education Foundation since October 2016
Columbia Overseas Core Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	185	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
38	Columbia Overseas Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Overseas Core Fund | Annual Report 2020	39

Columbia Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN297_02_K01_(04/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$58,000                $62,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$4,200	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 29, 2020 and February 28, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$2,300	$17,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2020 also includes fees paid for foreign tax services.

During the fiscal years ended February 29, 2020 and February 28, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$225,000             $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2020 and 2019 were pre-approved by the registrant's Audit Committee.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$231,500               $242,600

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 29, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 29, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 29, 2020